MAINSTAY VP FUNDS TRUST

MainStay VP MacKay Unconstrained Bond Portfolio

(the “Portfolio”)

Supplement dated December 11, 2020 (“Supplement”)

to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

each dated May 1, 2020, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectus and SAI.

At a meeting held on December 9-10, 2020, the Board of Trustees of MainStay VP Funds Trust considered and approved the following change to the Portfolio’s name, which will take effect on May 1, 2021.

Current Name	New Name
MainStay VP MacKay Unconstrained Bond Portfolio	MainStay VP MacKay Strategic Bond Portfolio

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.